UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 23, 2012

                                  KOLASCO CORP
             (Exact name of registrant as specified in its charter)


          Nevada                      333-180459                  33-1221962
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

1005-63 Callowhill Dr., Toronto, ON, Canada                        M9R 3L6
 (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (416) 249-0434

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

Effective July 23, 2012, Mykola Ogir resigned as treasurer of the Company. As such, we have appointed Oksana Oleksenko as treasurer to the Company.

In 2000 Oksana Oleksenko graduated with Bachelor's degree from Topographical Collage, Kiev, Ukraine and in 2005 she graduated with Master's degree from University of Management and Information, Kiev, Ukraine.

From 2005 to present she has been working as an Engineer to Maksimus Construction Inc in Kiev, Ukraine.

Oksana Oleksenko replaces Mr. Ogir, who has resigned as treasurer but remains a President, Secretary and Director of the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 30, 2012                  Kolasco Corp


                                     By: /s/ Mykola Ogir
                                         ---------------------------------------
                                         Mykola Ogir, Director

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